CNO Financial Group 1 Investor Overview May 2023 Exhibit 99.1

CNO Financial Group 2 Important Legal Information Certain statements made in this presentation should be considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These include statements about future results of operations and capital plans. We caution investors that these forward-looking statements are not guarantees of future performance, and actual results may differ materially. Investors should consider the important risks and uncertainties that may cause actual results to differ, including those included in our press release issued on May 1, 2023, our Quarterly Reports on Form 10-Q, our Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission. We assume no obligation to update this presentation, which speaks as of today’s date. Forward-Looking Statements This presentation contains financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP). Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented. While management believes the measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – Financials – SEC Filings” section of CNO’s website, CNOinc.com. Non-GAAP Measures Effective January 1, 2023, we adopted ASU 2018-12 related to targeted improvements to the accounting for long-duration insurance contracts. Concurrent with the adoption of the new guidance, we updated the method of determining non- operating earnings for our fixed indexed annuities to better identify the volatile non-economic accounting impacts of that line of business. As a result of the adoption of the new guidance and methodology, certain historical amounts have changed. Our quarterly financial supplement – 4Q22 as recast to reflect the new standard is available in the “Investors – Financials – Quarterly Earnings” section of CNO’s website, CNOinc.com. Adoption of New Accounting Standard

CNO Financial Group 3 Focused on serving the protection needs of the fast-growing but underserved middle-income American market CNO Financial Group Overview  Manufactured products include life, fixed annuities, Medicare supplement, supplemental health and limited benefit duration long-term care (LTC)  Distribution of third-party products, which primarily include Medicare Advantage and Prescription Drug Plans  Demonstrated growth in premiums and third-party fees 1Q23 Average Liabilities by Insurance Product** $4.1B in 1Q23 LTM Collected Premiums* 1Q23 LTM Collected Premium by Product* 1Q23 LTM Insurance Margin by Product* Annuities 24% Life 23% LTC 13% Med Supp 15% Supp Health 25% Health 53% Annuities 39% Life 22% LTC 6% Med Supp 16% Supp Health 17% Health 39% * Life, health and annuity products. ** Net insurance liabilities are equal to: (i) policyholder account balances for annuity products; (ii) total reserves before the fair value adjustments reflected in accumulated other comprehensive income (loss), if applicable, for all other products; less (iii) amounts related to reinsurance business; (iv) deferred acquisition costs; (v) the present value of future profits; and (vi) the value of unexpired options credited to insurance liabilities. Interest sensitive life 5% Medicare supplement 1% Supplemental health 16% Long-term care 13% Other annuities 2% Fixed interest annuities 8% Fixed indexed annuities 45% Traditional Life 10%

CNO Financial Group 4 What Makes CNO Different Exclusive Focus on Middle-Income America Our Diverse Distribution & Integrated Approach Health and Wealth Solutions Insurance and Securities Solutions Strong Cash Flow Generation

Well-Positioned in the Attractive Senior Middle Market

~45% of middle-income households have no life insurance[1]; ~55% of baby boomers lack financial advisors[2]

Percentage of Population Age 65+ without a Financial Product[3,4]


Annuities
75%
401(k), 403(b), or other employer-sponsored retirement account
73%
LTC
71%
Med Supplement or Med Advantage
38%

CNO Solutions

- Extensive experience and understanding of the middle market
- Differentiated with our market vs. product focus
- Diversification of products and distribution provides sustainable competitive advantage
- Positioned to help customers to address main concerns of outliving their assets and dealing with rising healthcare costs as they age

1 LIMRA 2021 Barometer Study
2 2021 Forrester Analytics Technographics
3 LIMRA 2021 Consumer Perspective on Long Term Care and Insurance; includes all age ranges, not just 65+
4 Medicare Market Competition, Mark Farrah 2020, Year Over Year Medicare Supplement Market Snapshot and Plan Performance Insight, Mark Farrah 2021; includes people who are eligible for Medicare due to disability, not just 65+

CNO Financial Group 5

CNO Financial Group 6 Leveraging products and brands across channels, completing the important “last mile” of sales and service delivery Unique Multi-Channel Operating Model  Consumer Division ⁃ Strong exclusive agent franchise  Top distributor of health/wealth protection products through ~4,300 exclusive producing agents and financial representatives  Approximately 235 locations nationwide  Blend of “kitchen-table” and virtual sales model ⁃ Broker-dealer and RIA offer investment and annuity products and support agent income  Worksite Division ⁃ Optavise offers employers and employees a unique combination of:  Expert guidance from our agents, benefits educators and healthcare advocates  Voluntary benefits  Year-round communications and advocacy services  Benefits administration technology  Multi-channel distribution transitioning to integrated delivery model ⁃ 2020 business transformation unlocking significant growth opportunities ⁃ Capturing customers through direct engagement that leads to an integrated omnichannel buying experience ⁃ Driving toward holistic relationships including protection & retirement planning; growth in assets & fees

CNO Financial Group 7 Using sophisticated digital platforms to create customer-centric experiences Evolving to a More Modern Experience Enablers  Robotics Process Automation (RPA)  Business Process Automation (BPA)  Cloud computing  Low code / no code  Artificial intelligence  Agile framework Seamless D2C/agent integrated business model Integrated Customer experience platforms Electronic health records extraction Digitally engineered underwriting Digitally enabling our agents

CNO Financial Group 8 Broad & balanced portfolio focused on protection needs Highly Diversified Product Mix Key PointsProduct Offering  Mix of protection and accumulation products to serve varied customer needs  Basic products that meet the insurance needs of the middle market  Attractive and predictable return characteristics  Low risk long-term care products with short-duration benefit period  Protection-oriented products with low face amounts and few bells and whistles Life Insurance Annuities Medicare Supplemental Health Long-Term Care 1 2 3 4 5 Third-Party Products / Services6  Capital-light distribution-only fee revenue

CNO Financial Group 9 Relative degree of risk present (before mitigation) within each product Risk Management via Diversification and Natural Hedges Fixed Indexed Annuity Fixed Interest Annuity Trad Life Interest Sensitive Life Med Supp Supp Health LTC Mortality Morbidity Persistency Interest rate Equity Low High

CNO Financial Group 10 Strategic Initiatives Successfully Reinvigorating Growth (dollars in millions) $- $50.0 $100.0 $150.0 $200.0 2021 2022 1Q22 1Q23 Life NAP $- $50.0 $100.0 $150.0 $200.0 2021 2022 1Q22 1Q23 Health NAP $- $500.0 $1,000.0 $1,500.0 2021 2022 1Q22 1Q23 Annuity Collected Premiums $- $100.0 $200.0 $300.0 $400.0 2021 2022 1Q22 1Q23 Consumer Division NAP Life Health $- $15.0 $30.0 $45.0 2021 2022 1Q22 1Q23 Worksite Division NAP Life Health

Capital and Liquidity Overview

Capital and liquidity above target levels

(dollars in millions)

Consolidated Risk Based Capital (RBC) Ratio[1]



386%
384%
380%
2021
2022
1Q 2023

- Target consolidated RBC ratio of approximately 375%
- RBC variability expected in periods of market volatility

Holding Company Liquidity



$249
$167
$158
2021
2022
1Q 2023

- Target minimum holding company liquidity of $150 million
- Liquidity backstopped by $250 million undrawn revolver
- No outstanding debt maturities until 2025

Debt to Capital[2]



25.6%
23.4%
23.6%
2021
2022
1Q 2023

- Target leverage of 25 - 28%
- Debt covenant ceiling of 35%
- $298 million in debt capacity to top of target leverage range

1 The ratio of the combined capital of the insurance companies to the minimum amount of capital appropriate to support the overall business operations, as determined based on the methodology developed by the National Association of Insurance Commissioners.
2 Excluding accumulated other comprehensive income (loss) (a non-GAAP measure). See the Appendix for a reconciliation to the corresponding GAAP measure.

CNO Financial Group 11

CNO Financial Group 12  Agent pilots, technology-driven customer experience enhancements  Hybrid distribution  Worksite B2B marketing, lead generation  Share repurchases: $15 million in 1Q23  Dividends: $17 million in 1Q23 Return capital to shareholders Organic investments to sustain and grow the core businesses Disciplined and opportunistic approach to maximize shareholder value Excess Capital Allocation Strategy 4.0% 13.0% 12.3% 15.6% 8.5% 4.9% 0.0% 5.0% 10.0% 15.0% 20.0% $- $100.0 $200.0 $300.0 $400.0 $500.0 2018 2019 2020 2021 2022 1Q23 Capital Return as % of Market Capitalization Dividends Share Repurchases Annualized Return as % of Market Cap (1)  Highly selective M&A  CNO Ventures; strategic minority investments largely in InsurTech  LTC reinsurance (2018), Web Benefits Design4 (2019), DirectPath3,4 (2021) Opportunistic transactions Since 2018, returned $1.4 billion, or 55% of current market capitalization2 1 As of beginning of calendar year. 2 As of 3/31/2023. 3 Now known as Optavise, LLC subsequent to its name change in April 2022. 4 Businesses now operate under the Optavise brand name.

CNO Financial Group 13 Quality of portfolio evident during recent market turmoil, continued up-in-quality bias Portfolio Composition $25 billion of Invested Assets Highlights (Fair Value as of 3/31/2023) General Approach  Positioned for relative stable performance across credit cycles  Focus on quality - margin against adverse development  Calibrated allocation to risk asset categories – specific boundaries on the amount of high-risk assets we will own  Low impairments through multiple cycles  Embedded asset liability management  Opportunistic investments protect/grow book yield and core earnings power  High degree of liquidity: 61% of portfolio in corporate and government bonds  Up-in-quality positioning over past 12 months  “BBB” allocation reduced by 330 bps in the last 12 months  “A” and better allocation increased by 460 bps in the last 12 months  Strong credit risk profile  Capital efficient: 97% rated NAIC 1 or 2  Portfolio average rating A  Significant credit enhancement in structured products including CMBS  Diversified commercial and residential mortgage allocation. No commercial mortgage loan delinquencies.  Alternative investments emphasizing current cash flows and comparatively predictable results IG Corporates, 46.2% Non-Agency RMBS, 6.9% Commercial Mortgage Loans, 4.7% Residential Mortgage Loans, 1.6% HY Corporates, 2.2% CMBS, 9.8% Municipals, 10.0% ABS, 5.5% Govts/Agency, 1.9% CLO, 3.7% Equities, 0.4% Other, 2.0% Alternatives, 2.4% Policy Loans, 0.5% Cash, 2.1%

CNO Financial Group 14 Institutional Funding Program Proven Track Record  $1.65b total FHLB borrowings from inception to 12/31/2022. Longstanding strong relationships with FHLB Chicago, FHLB Indianapolis, and FHLB Pittsburgh.  FHLB program successfully transitioned through CNO ratings upgrades.  FABN Program initiated in 2021 and has attracted strong investor support.  Emphasis on asset quality, stable returns, proven liquidity within closely matched AL qualities.  Levering unique investment capabilities in diverse asset classes. Total Institutional Funding NII $40.4 $40.5 $39.9 $37.9 $23.0 $24.9 $32.6 $72.2 $16.3 - 500 1,000 1,500 2,000 2,500 3,000 3,500 2015 2016 2017 2018 2019 2020 2021 2022 1Q23 Program Summary (in millions) FABN Borrowings FHLB Borrowings

CNO Financial Group 15 2023 Outlook1 1Applying LDTI, the new FIA operating income methodology, and excluding significant items. Free Cash Flow / Excess Capital Earnings  375% consolidated RBC ratio target  Target leverage of 25.0% – 28.0%  $170mm – $200mm of excess cash flow to holdco before impact of Bermuda captive reinsurance structure  EPS range of $2.80 – $3.00  19.0 – 19.4% expense ratio  23.0 – 24.0% effective tax rate Bermuda reinsurance captive  Contingent on all necessary regulatory approvals, we expect excess cash flow to the holdco to increase by $150 - $200 million at inception of the reinsurance treaty

CNO Financial Group 16 Environmental Environmental, Social and Governance  Performed second GHG emissions inventory  Funded $167 million in new impact investments, exceeding our goal of $100 million Social Governance  Developed Responsible Insurance Sales and Marketing Statement  Formed CNO Council on Sustainability  Enhanced policies that promote ethical and responsible business practices  Signed the Indy Racial Equity Pledge  Enhanced associate benefits for COVID, caregiver resources and mental well-being

CNO Financial Group 17 Resuming Our Growth Momentum Turnaround / De-risking Pivot to Growth Pre-2017 2017 to 2019 2020 to 2022 COVID-19 Accelerate Profitable Growth  Optimize customer-centric business alignment  Expand omnichannel delivery model focused on “last-mile” sales and service  Extract potential from Optavise Worksite business  Enhance growth, margin and ROE profile  Optimize capital generation and distributable cash flow  Leverage technology 2023 and Beyond Consistent, Steady Execution on Strategic Priorities

CNO Financial Group 18 Why Invest in CNO Exclusive focus on underserved middle market Favorable demographic tailwinds Diverse and integrated “last mile” virtual and in-person model Sustainable growth initiatives in place Strong balance sheet and solid free cash flow generation

CNO Financial Group 19 Appendix 1 Strong Operational Performance Experienced Management Team Slide 20 The Optavise Solution Slide 21 Cash Flow Profile Slide 22 Broker-Dealer/Registered Investment Advisor Slide 23 Exclusive Agent Counts Slide 24 Building on Strong Track Record of Execution New Money Rate Walk Slide 25 New Money Summary Slide 26 Funding Agreement-Backed Notes (FABN) Program Slide 27 Tax Asset Summary as of March 31, 2023 Slide 28 Long-Term Care Insurance Slide 29 2018 Transformative LTC Reinsurance Transaction Slide 30

CNO Financial Group 20 12-year average tenure; 26-year average service in the insurance sector Experienced Management Team With a Proven Track Record Name Title Years with CNO Years in Insurance Sector Age Gary C. Bhojwani Chief Executive Officer 7 34 55 Paul H. McDonough Chief Financial Officer 4 22 58 Eric R. Johnson Chief Investment Officer 26 27 62 Mike E. Mead Chief Information Officer 4 33 56 Jean L. Linnenbringer Chief Operations Officer 7 31 60 Matthew J. Zimpfer General Counsel 25 31 55 Yvonne K. Franzese Chief Human Resources Officer 5 34 64 John R. Kline Chief Accounting Officer 32 44 65 Rocco F. Tarasi Chief Marketing Officer 6 7 51 Karen J. DeToro Chief Actuary 3 30 51 Scott L. Goldberg President, Consumer Division 18 23 52 Michael B. Byers President, Worksite Division 2 3 61

CNO Financial Group 21 Year-Round ApproachOPTAVISE COMMUNICATIONS Year-round, targeted messaging for the multigenerational workforce. OPTAVISE BENEFITS ADMINISTRATION A multimodule benefits system to enroll employees in the benefits process and provide system of record for employer. OPTAVISE ADVOCACY Access to advocates to seek second opinions, find lowest cost procedures and resolve billing issues. VOLUNTARY BENEFITS Optavise offers an insurance por olio that protects employees OPTAVISE EDUCATION One-on-one support for better benefits understanding of plan choices: in-person, virtual, or by phone . The Optavise Solution: Educate and Protect Year Round

CNO Financial Group 22 Cash Flow Profile 1 A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure. 2 Cash flows exclude acquisitions, dividend payments, stock repurchases, and financing transactions. (dollars in millions) 1Q22 1Q23 1Q22 1Q23 Net Operating Income1 64.5$ 58.6$ 369.7$ 354.5$ Holding Company Cash Flows: Dividends from Subsidiaries 69.6$ 34.2$ 335.5$ 135.9$ Management Fees 33.2 30.2 119.3 121.0 Surplus Debenture Interest 12.0 15.9 55.4 62.7 Earnings on Corporate Investments 2.1 4.3 7.7 11.9 Other (14.0) (16.8) 10.6 0.6 Holding Company Sources of Cash 2 102.9 67.8 528.5 332.1 Holding Company Expenses and Other (27.4) (38.4) (79.0) (116.7) Tax Payments (13.6) (5.3) (50.5) (14.6) Interest Payments (2.1) (2.1) (60.8) (60.8) Excess Cash Flow to Holding Company 2 59.8 22.0 338.2 140.0 Share Repurchases (100.0) (14.6) (404.6) (94.5) Dividend Payments to Stockholders (16.1) (17.0) (65.4) (65.7) Contributions to Insurance Subsidiaries - - - (14.6) Net Change in Holding Company Cash and Investments (56.3) (9.6) (131.8) (34.8) Cash and Investments, Beginning of Period 248.6 167.1 324.1 192.3 Cash and Investments, End of Period 192.3$ 157.5$ 192.3$ 157.5$ Trailing Twelve MonthsFor the Quarter

Broker-Dealer/Registered Investment Advisor

Account values down 8% YoY; $2.6 billion in client assets

(dollars in millions)

		2022				2023
		1Q	2Q	3Q	4Q	1Q
Net New Client Assets in Brokerage and Advisory[1]	Brokerage	$ (35.2)	$ (10.5)	$ (17.9)	$ (9.2)	$ 7.9
	Advisory	76.1	24.2	32.9	31.8	54.2
	Total	$ 40.9	$ 13.7	$ 15.0	$ 22.6	$ 62.1
Client Assets in Brokerage and Advisory[1] at end of period	Brokerage	$ 1,675.2	$ 1,492.2	$ 1,412.8	$ 1,495.5	$ 1,563.5
	Advisory	1,159.9	1,069.9	1,040.5	1,141.2	1,046.6
	Total	$ 2,835.1	$ 2,562.1	$ 2,453.3	$ 2,636.7	$ 2,610.1

1 Client assets include cash and securities in brokerage, broker/dealer customer account assets custodied directly at fund companies and insurance carriers, and assets under management in advisory accounts. Prior periods have been restated to conform with current presentation.

Bankers Life is the marketing brand of various affiliated companies of CNO Financial Group including, Bankers Life and Casualty Company, Bankers Life Securities, Inc., and Bankers Life Advisory Services, Inc. Non-affiliated insurance products are offered through Bankers Life General Agency, Inc. (dba BL General Insurance Agency, Inc., AK, AL, CA, NV, PA). Agents who are financial advisors are registered with Bankers Life Securities, Inc.

Securities and variable annuity products and services are offered by Bankers Life Securities, Inc. Member FINRA/SIPC, (dba BL Securities, Inc., AL, GA, IA, IL, MI, NV, PA). Advisory products and services are offered by Bankers Life Advisory Services, Inc. SEC Registered Investment Adviser (dba BL Advisory Services, Inc., AL, GA, IA, MT, NV, PA). Home Office: 111 East Wacker Drive, Suite 1900, Chicago, IL 60601

CNO Financial Group 23

CNO Financial Group 24 PAC growth across both divisions a result of successful recruiting strategies and a softening labor market, veteran agent retention strong Exclusive Agent Counts 1 Producing agents represent the monthly average of exclusive agents that have submitted at least one policy in the month. 2 Registered agents are dually licensed as insurance agents and financial representatives who can buy and sell securities for clients, and/or investment advisors who can provide ongoing investment advice for clients. 3 Agent and representative counts represent the average of the last 3 months. 2023 % Change % Change Consumer 1Q 2Q 3Q 4Q 1Q vs. 4Q22 vs. 1Q22 Producing Field Agents1,3 3,939 3,968 3,913 3,882 3,985 2.7% 1.2% Registered Agents2,3 663 676 688 695 695 0.0% 4.8% Worksite Producing Field Agents1,3 208 234 258 275 288 4.7% 38.5% 2022

CNO Financial Group 25 Significant NMR increase reflects higher market yields New Money Rate Walk 5.96% 6.34% -0.45% 0.84% 0.00% -0.01%

CNO Financial Group 26 Strategically harvesting rising market yields, in the context of up-in-quality strategy New Money Summary 1Q General Account New Money Purchases $ % GAAP YTM Duration IG Corp AAA-A 146.6 21.3% 6.10% 5.64 IG Corp BBB 14.5 2.1% 6.24% 5.94 HY Corp 0.9 0.1% 6.30% 5.59 Municipals 30.7 4.5% 5.42% 10.66 RMBS 132.8 19.3% 5.41% 1.90 ABS 89.5 13.0% 5.80% 3.31 CMBS 15.1 2.2% 5.62% 6.09 CLOs 26.6 3.9% 7.37% 0.47 Commercial Real Estate 21.8 3.2% 5.20% 2.39 Direct Investment 3.5 0.5% 6.56% 0.00 EM 7.1 1.0% 5.73% 14.16 Residential Mortgage Loans 199.5 29.0% 7.57% 3.75 Total 688.6 100% 6.34% 3.0

CNO Financial Group 27 Established in 3Q21 to leverage CNO’s core investment competencies; generating incremental earnings at an attractive return on the underlying capital Funding Agreement-Backed Notes (FABN) Program CNO Global Funding (Trust) Institutional Investors Funding Agreement FABN Cash Cash Bankers Life and Casualty Company CNO Financial Group, Inc. Legal Entity Overview Issuer CNO Global Funding, a Delaware statutory trust Funding Agreement Provider Bankers Life and Casualty Company Type Funding Agreement-backed Global Medium-Term Notes Format 144A / Regulation S Program Size $3b, $500m issued in 4Q21; $900m issued in 1Q22 Note Ratings (1) Moody’s: A3 (Stable) S&P: A- (Stable) Fitch: A- (Positive) Listing Euronext Dublin 1 Ratings are not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

CNO Financial Group 28 Non-Life NOLs $150 DTAs related to tax strategy $224 Value of NOLs and deferred tax assets (DTAs) related to tax strategy Details  Total estimated economic value of tax assets related to our NOLs and tax strategy of approximately $218 million @ 10% discount rate ($1.88 on a per share basis).  Life NOLs have been fully utilized. Non- life NOLs are expected to offset 100% of non-life taxable income and 35% of life taxable income through 2023. $374 (dollars in millions) $374 million/$3.22 per diluted share value of NOLs and DTAs related to tax strategy Tax Asset Summary as of March 31, 2023

CNO Financial Group 29 New sales (~$25 million annually) focused on short duration products  98% of new sales for policies with 2 years or less in benefits  Average benefit period of 11 months  New business 25% reinsured since 2008 Reserve assumptions informed by historical experience  No morbidity improvement  No mortality improvement  Minimal future rate increases Favorable economic profile  Total LTC is just 13.3% of overall CNO insurance liabilities  Downside risk significantly reduced after 2018 reinsurance transaction  Average maximum benefit at issuance is $143 per day for inforce block Long-Term Care Insurance Highly differentiated inforce block; prudently managed

CNO Financial Group 30 Divestiture of legacy LTC exposure significantly improves risk profile 2018 Transformative LTC Reinsurance Transaction  In September 2018, Bankers Life entered into an agreement with Wilton Re to cede 100% of Bankers Life legacy (prior to 2003) comprehensive and nursing home long-term care reserves through indemnity coinsurance ⁃ Culmination of multi-year exploration of strategic alternatives ⁃ Comprising 52% of CNO’s statutory long-term care reserves ⁃ $825mm ceding commission paid to Wilton Re, financed from existing capital resources  Significant risk reduction, especially in severe stress scenarios; business ceded is the most volatile from an earnings and capital perspective  Domestic comfort trust established to hold assets backing 100% of the statutory liabilities plus an additional $500mm of over-collateralization  Wilton Re is a highly-rated and well-capitalized counterparty  Step forward in achieving investment grade ratings  Results in increased cash flow generation Fixed Annuities 49% Health 14% Life 13% LTC 24% Pre-Transaction Post Transaction** * Reserve net of reinsurance ** As of September 30, 2018 Reserve Composition* Fixed Annuities 56% Health 16% Life 16% LTC 12%

CNO Financial Group 31 Appendix 2: Financial Exhibits Non-GAAP Financial Measures Slides 32-41

CNO Financial Group 32 Insurance product margin Annuity 50.8$ 3.2$ (1) 54.0$ Health 140.4 (18.3) (1) 122.1 Life 43.3 14.4 (1) 57.7 Total insurance product margin 234.5 (0.7) 233.8 Allocated expenses (149.1) - (149.1) Income from insurance products 85.4 (0.7) 84.7 Fee income 9.2 - 9.2 Investment income not allocated to product lines 25.2 - 25.2 Expenses not allocated to product lines (12.8) (12.8) Operating earnings before taxes 107.0 (0.7) 106.3 Income tax expense on operating income (24.1) 0.2 (23.9) Net operating income (2) 82.9$ (0.5)$ 82.4 Net operating income per diluted share (2) 0.71$ -$ 0.71$ Three months ended December 31, 2022 Actual results Significant items Excluding significant items (dollars in millions, except per-share amounts) (1) Adjustments arising from our comprehensive annual actuarial review of assumptions. (2) A non-GAAP measure. See pages 37 and 39 for a reconciliation to the corresponding GAAP measure. The table below summarizes the financial impact of significant items on our 4Q22 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 4Q22 Significant Items

CNO Financial Group 33 Insurance product margin Annuity 60.1$ -$ 60.1$ Health 125.4 - 125.4 Life 70.2 - 70.2 Total insurance product margin 255.7 - 255.7 Allocated expenses (152.2) - (152.2) Income from insurance products 103.5 - 103.5 Fee income 3.2 - 3.2 Investment income not allocated to product lines 64.6 - 64.6 Expenses not allocated to product lines 2.9 (22.5) (1) (19.6) Operating earnings before taxes 174.2 (22.5) 151.7 Income tax (expense) benefit on operating income (39.1) 5.1 (34.0) Net operating income (2) 135.1$ (17.4)$ 117.7 Net operating income per diluted share (2) 1.15$ (0.15)$ 1.00$ Three months ended June 30, 2022 Actual results Significant items Excluding significant items (dollars in millions, except per-share amounts) (1) Comprised of an experience refund of $22.5 million related to a reinsurance agreement. (2) A non-GAAP measure. See pages 37 and 39 for a reconciliation to the corresponding GAAP measure. The table below summarizes the financial impact of significant items on our 2Q22 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 2Q22 Significant Items

CNO Financial Group 34 Insurance product margin Annuity 65.6$ 0.7$ (1) 66.3$ Health 126.2 (7.1) (1) 119.1 Life 53.4 3.4 (1) 56.8 Total insurance product margin 245.2 (3.0) 242.2 Allocated expenses (143.3) - (143.3) Income from insurance products 101.9 (3.0) 98.9 Fee income 2.9 - 2.9 Investment income not allocated to product lines 44.4 - 44.4 Expenses not allocated to product lines (17.4) - (17.4) Operating earnings before taxes 131.8 (3.0) 128.8 Income tax (expense) benefit on operating income (28.7) 0.7 (28.0) Net operating income (2) 103.1$ (2.3)$ 100.8 Net operating income per diluted share (2) 0.83$ (0.02)$ 0.81$ Three months ended December 31, 2021 Actual results Significant items Excluding significant items (dollars in millions, except per-share amounts) (1) Adjustments arising from our comprehensive annual actuarial review of assumptions. (2) A non-GAAP measure. See pages 37 and 39 for a reconciliation to the corresponding GAAP measure. The table below summarizes the financial impact of significant items on our 4Q21 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 4Q21 Significant Items

CNO Financial Group 35 Insurance product margin Annuity 58.5$ -$ 58.5$ Health 122.8 - 122.8 Life 60.8 - 60.8 Total insurance product margin 242.1 - 242.1 Allocated expenses (140.5) - (140.5) Income from insurance products 101.6 - 101.6 Fee income 2.6 - 2.6 Investment income not allocated to product lines 51.9 - 51.9 Expenses not allocated to product lines (17.3) 3.0 (1) (14.3) Operating earnings before taxes 138.8 3.0 141.8 Income tax expense on operating income (30.7) (0.7) (31.4) Net operating income (2) 108.1$ 2.3$ 110.4 Net operating income per diluted share (2) 0.84$ 0.02$ 0.86$ Three months ended September 30, 2021 Actual results Significant items Excluding significant items (1) Comprised of $3.0 million from legal and regulatory matters. (2) A non-GAAP measure. See pages 37 and 39 for a reconciliation to the corresponding GAAP measure. The table below summarizes the financial impact of significant items on our 3Q21 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 3Q21 Significant Items (dollars in millions, except per-share amounts)

CNO Financial Group 36 Insurance product margin Annuity 60.0$ -$ 60.0$ Health 121.7 - 121.7 Life 50.3 - 50.3 Total insurance product margin 232.0 - 232.0 Allocated expenses (141.6) - (141.6) Income from insurance products 90.4 - 90.4 Fee income 6.6 - 6.6 Investment income not allocated to product lines 48.6 - 48.6 Expenses not allocated to product lines (23.8) 4.5 (1) (19.3) Operating earnings before taxes 121.8 4.5 126.3 Income tax expense on operating income (27.8) (1.0) (28.8) Net operating income (2) 94.0$ 3.5$ 97.5 Net operating income per diluted share (2) 0.70$ 0.03$ 0.73$ Three months ended June 30, 2021 Actual results Significant items Excluding significant items (1) Comprised of $4.5 million from legal and regulatory matters. (2) A non-GAAP measure. See pages 37 and 39 for a reconciliation to the corresponding GAAP measure. The table below summarizes the financial impact of significant items on our 2Q21 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 2Q21 Significant Items (dollars in millions, except per-share amounts)

Quarterly Earnings

(dollars in millions)

	1Q22	2Q22	3Q22	4Q22	1Q23
Insurance product margin					
Annuity	$ 55.9	$ 60.1	$ 60.1	$ 50.8	$ 57.3
Health	115.3	125.4	123.3	140.4	116.5
Life	36.0	70.2	55.7	43.3	47.4
Total insurance product margin	207.2	255.7	239.1	234.5	221.2
Allocated expenses	(144.8)	(152.2)	(150.5)	(149.1)	(157.5)
Income from insurance products	62.4	103.5	88.6	85.4	63.7
Fee income	9.9	3.2	1.4	9.2	15.5
Investment income not allocated to product lines	27.0	64.6	27.1	25.2	15.5
Expenses not allocated to product lines	(14.8)	2.9	(16.1)	(12.8)	(18.3)
Operating earnings before taxes	84.5	174.2	101.0	107.0	76.4
Income tax expense on operating income	(20.0)	(39.1)	(23.1)	(24.1)	(17.8)
Net operating income*	64.5	135.1	77.9	82.9	58.6
Net realized investment gains (losses) from sales, impairments and change in allowance for credit losses	(7.2)	(27.1)	(0.7)	(27.2)	(12.7)
Net change in market value of investments recognized in earnings	(25.5)	(21.7)	(17.0)	(9.0)	(1.9)
Changes in fair value of embedded derivative liabilities and market risk benefits	165.4	160.6	130.6	(16.4)	(65.1)
Fair value changes related to agent deferred compensation plan	22.7	14.0	12.0	0.2	-
Other	0.4	(0.2)	2.0	(6.1)	2.3
Non-operating income (loss) before taxes	155.8	125.6	126.9	(58.5)	(77.4)
Income tax (expense) benefit on non-operating income (loss)	(36.9)	(27.4)	(28.9)	13.6	18.0
Net non-operating income (loss)	118.9	98.2	98.0	(44.9)	(59.4)
Net income (loss)	$ 183.4	$ 233.3	$ 175.9	$ 38.0	$ (0.8)

* Management believes that an analysis of Net income applicable to common stock before: (i) net realized investment gains or losses from sales, impairments and the change in allowance for credit losses, net of taxes; (ii) net change in market value of investments recognized in earnings, net of taxes; (iii) changes in fair value of embedded derivative liabilities and market risk benefits related to our fixed indexed annuities, net of taxes; (iv) fair value changes related to the agent deferred compensation plan, net of taxes; (v) loss on extinguishment of debt, net of taxes; (vi) changes in the valuation allowance for deferred tax assets and other tax items; and (vii) other non-operating items consisting primarily of earnings attributable to variable interest entities, net of taxes ("Net operating income," a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the company's underlying fundamentals. A reconciliation of Net operating income to Net income applicable to common stock is provided in the above table.

CNO Financial Group 37

CNO Financial Group 38 Information Related to Certain Non-GAAP Financial Measures The following provides additional information regarding certain non-GAAP measures used in this presentation. A non-GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – SEC Filings” section of CNO’s website, www.CNOinc.com. Operating earnings measures Management believes that an analysis of net income applicable to common stock before net realized investment gains or losses from sales, impairments and change in allowance for credit losses, net change in market value of investments recognized in earnings, changes in fair value of embedded derivative liabilities and market risk benefits related to our fixed indexed annuities, fair value changes related to the agent deferred compensation plan, loss on extinguishment of debt, changes in the valuation allowance for deferred tax assets and other tax items and other non-operating items consisting primarily of earnings attributable to variable interest entities (“net operating income,” a non- GAAP financial measure) is important to evaluate the financial performance of the Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the Company’s underlying fundamentals.

CNO Financial Group 39 A reconciliation of net income applicable to common stock to net operating income (and related per-share amounts) is as follows: (dollars in millions, except per-share amounts) Information Related to Certain Non-GAAP Financial Measures 1Q22 2Q22 3Q22 4Q22 1Q23 Net income (loss) applicable to common stock 183.4$ 233.3$ 175.9$ 38.0$ (0.8)$ Non-operating items: Net realized investment (gains) losses from sales and impairments 7.2 27.1 0.7 27.2 12.7 Net change in market value of investments recognized in earnings 25.5 21.7 17.0 9.0 1.9 Changes in fair value of embedded derivative liabilities and market risk benefits (165.4) (160.6) (130.6) 16.4 65.1 Fair value changes related to the agent deferred compensation plan (22.7) (14.0) (12.0) (0.2) - Other (0.4) 0.2 (2.0) 6.1 (2.3) Non-operating (income) loss before taxes (155.8) (125.6) (126.9) 58.5 77.4 Income tax (expense) benefit on non-operating income 36.9 27.4 28.9 (13.6) (18.0) Net non-operating (income) loss (118.9) (98.2) (98.0) 44.9 59.4 Net operating income (a non-GAAP financial measure) 64.5$ 135.1$ 77.9$ 82.9$ 58.6$ Per diluted share: Net income (loss) 1.52$ 1.99$ 1.52$ 0.33$ (0.01)$ Net realized investment (gains) losses from sales and impairments (net of taxes) 0.04 0.18 - 0.18 0.09 Net change in market value of investments recognized in earnings (net of taxes) 0.16 0.14 0.11 0.06 0.01 Changes in fair value of embedded derivative liabilities and market risk benefits (net of taxes) (1.04) (1.07) (0.87) 0.10 0.44 Fair value changes related to the agent deferred compensation plan (net of taxes) (0.14) (0.09) (0.08) - - Other - - (0.01) 0.04 (0.02) Net operating income (a non-GAAP financial measure) 0.54$ 1.15$ 0.67$ 0.71$ 0.51$

CNO Financial Group 40 A reconciliation of operating income and shares used to calculate basic and diluted operating earnings per share is as follows: (dollars in millions, except per-share amounts, and shares in thousands) Information Related to Certain Non-GAAP Financial Measures 1Q22 2Q22 3Q22 4Q22 1Q23 Operating income 64.5$ 135.1$ 77.9$ 82.9$ 58.6$ Weighted average shares outstanding for basic earnings per share 118,622 115,533 114,354 114,422 114,545 Effect of dilutive securities on weighted average shares: Stock options, restricted stock and performance units 2,380 1,753 1,574 2,231 - Weighted average shares outstanding for diluted earnings per share 121,002 117,286 115,928 116,653 114,545 Net operating income per diluted share 0.54$ 1.15$ 0.67$ 0.71$ 0.51$ (a) (a) Equivalent common shares of 2,182.5 were not included in the diluted weighted average shares outstanding due to the net loss recognized in 1Q23.

CNO Financial Group 41 Debt to capital ratio, excluding accumulated other comprehensive income (loss) The debt to capital ratio, excluding accumulated other comprehensive income (loss), differs from the debt to capital ratio because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management. A reconciliation of these ratios is as follows: (dollars in millions) Information Related to Certain Non-GAAP Financial Measures 2021 2022 1Q23 Corporate notes payable 1,137.3$ 1,138.8$ 1,139.2$ Total shareholders' equity 3,684.7 1,768.8 2,031.8 Total capital 4,822.0$ 2,907.6$ 3,171.0$ Corporate debt to capital 23.6% 39.2% 35.9% Corporate notes payable 1,137.3$ 1,138.8$ 1,139.2$ Total shareholders' equity 3,684.7 1,768.8 2,031.8 Less accumulated other comprehensive (income) loss (373.7) 1,957.3 1,664.4 Total capital 4,448.3$ 4,864.9$ 4,835.4$ Debt to total capital ratio, excluding AOCI (a non-GAAP financial measure) 25.6% 23.4% 23.6%